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                                  EXHIBIT 10.1

                               LEASE AMENDMENT #2
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EFFECTIVE SEPTEMBER 1, 2006, the Lease dated August 25, 1999, and amended
February 23, 2004 by Lease Amendment #1, between Lomita Enterprise No. 4 LLC (Lessor) and Hi-Shear Technology Corp., a Delaware Corp. (Lessee), for the Premises located at 24225 Garnier Street, Torrance, California, is hereby amended as follows:

1)       PARAGRAPH 3.1 TERM: The term of this Lease shall be extended for THREE
         (3) ADDITIONAL YEARS. The Lease shall now expire on August 31, 2012.

2) PARAGRAPH 4, RENT; AND PARAGRAPH 70, RENT ESCALATIONS: The rent during the extended term shall be increased annually and paid in accordance with the following rent schedule:

         September 1, 2006 through August 31, 2007......... $45,255.44 per month
         September 1, 2007 through August 31, 2008......... $46,583.00 per month
         September 1, 2008 through August 31, 2009......... $47,951.00 per month
         September 1, 2009 through August 31, 2010......... $49,360.00 per month
         September 1, 2010 through August 31, 2011......... $50,810.00 per month
         September 1, 2011 through August 31, 2012......... $52,304.00 per month

3) ADDENDUM PARAGRAPH 60, LESSOR'S TENANT IMPROVEMENTS: Lessor, at Lessor's sole cost and expense, agrees to make the following Tenant
         Improvements:
         a) Replace four (4) HVAC units per Rusher Air Proposal dated 3/23/06 per attached Exhibit "A".
         b) Refurbishment of ten (10) Restrooms and one (1) Lunchroom whose locations are depicted on Exhibit "B". Lessor shall complete the Refurbishments in accordance with the Refurbishment Schedule as shown on Exhibit "C".

EXCEPT FOR THE CHANGES DESCRIBED ABOVE, ALL OTHER TERMS AND CONDITIONS OF THE LEASE SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.


LESSOR:                                     LESSEE:

LOMITA ENTERPRISES No. 4 LLC                HI-SHEAR TECHNOLOGY CORP.
a limited liability company                 a Delaware Corp.


By:  West America Construction Corp.,       By:      /s/ George W. Trahan
     Manager                                         ---------------------------
                                                     George W. Trahan, President

By:  /s/ Nicholas M. Brown                  By:      /s/ Gregory J. Smith
     ---------------------                           ---------------------------
     Nicholas M. Brown, President                    Gregory J. Smith, CFO